Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 28, 2007, by and among ESMARK STEEL SERVICE GROUP, INC., a Delaware corporation (formerly known as Esmark Incorporated and herein, together with its successors and assigns, the “Company”), SUN STEEL COMPANY LLC, an Illinois limited liability company (“Sun Steel”), ELECTRIC COATING TECHNOLOGIES LLC, a Delaware limited liability company (“Electric Coating”), GREAT WESTERN STEEL COMPANY LLC, an Illinois limited liability company (“Great Western”), CENTURY STEEL COMPANY LLC, an Illinois limited liability company (“Century Steel”), ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC, an Illinois limited liability company (“ECT Bridgeview”), U.S. METALS & SUPPLY LLC, an Illinois limited liability company (“U.S. Metals”), MIAMI VALLEY STEEL SERVICE, INC., an Ohio corporation (“Miami Valley”), NORTH AMERICAN STEEL LLC, an Illinois limited liability company (“North American”), PREMIER RESOURCE GROUP LLC, an Illinois limited liability company (“Premier”), and INDEPENDENT STEEL COMPANY LLC, an Illinois limited liability company (“Independent” and, together with the Company, Sun Steel, Electric Coating, Great Western, Century Steel, ECT Bridgeview, U.S. Metals, Miami Valley, North American, and Premier, and their respective successors and assigns, collectively, the “Borrowers” and, individually, “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, the Issuing Bank party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (herein, together with its successors and assigns, the “Administrative Agent”) and Co-Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent.

RECITALS:

A. Reference is made to the Credit Agreement, dated as of April 30, 2007 (as amended and as the same may from time to time be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, the Co-Collateral Agents, J.P. Morgan Securities Inc., as Sole Bookrunner and Co-Lead Arranger, and GE Capital Markets, Inc., as Co-Lead Arranger.

B. The Company and/or one or more of its Subsidiaries has paid certain Esmark Transaction Costs, WPC Transaction Costs and E2 Transaction Costs prior to the date hereof (all such payments made prior to the date hereof of which the Co-Collateral Agents are aware are referred to as “Permitted Transaction Cost Payments”).

C. The Company has requested that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement (including, without limitation, extending the Maturity Date) and acknowledge in writing their consent to the Permitted Transaction Cost Payments.

D. The Administrative Agent and the Lenders have agreed to extend the Maturity Date and to amend certain other provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein and to acknowledge in writing their consent to the Permitted Transaction Cost Payments as more fully set forth below.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. Consent to the Permitted Transaction Cost Payments. The parties hereto acknowledge and consent to the Permitted Transaction Cost Payments made prior to the date hereof by the Company and/or any of its Subsidiaries.

Section 3. Amendments.

3.1 Amendment to “Maturity Date” Definition. The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Maturity Date” means January 31, 2008 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

3.2 Amendment to Add Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms thereto in alphabetical order:

“E2 Acquisition” means the acquisition and related transactions described in and to be made pursuant to and in accordance with the Purchase and Sale Agreement, dated as of August 1, 2007, by and among Mittal Steel USA Inc., ISG Sparrows Point LLC, ISG Acquisition Inc., Mittal Steel USA—Venture Inc., ISG Technologies Inc., Mittal Steel USA—Railways Inc., Bethlehem Acquisition Co. and BIP Acquisition Sub, Inc.

“E2 Transaction Costs” means Transaction Costs paid or payable in connection with the E2 Acquisition.

“Esmark Transaction Costs” means Transaction Costs paid or payable in connection with the Esmark Merger.

“Second Amendment” means Amendment No. 2 to Credit Agreement and Waiver, dated as of December 28, 2007, among the Company, the other Loan Parties party thereto, the Lenders party thereto, the Issuing Bank, the Administrative Agent and the Co-Collateral Agents.

“Second Amendment Effective Date” has the meaning ascribed to it in the Second Amendment.

“Transaction Costs” means, with respect to any transaction, any advisory or other fees, bonuses, expenses, costs, charges or other amounts paid or payable in connection with such transaction.

“WPC Transaction Costs” means Transaction Costs paid or payable in connection with the WPC Merger.

3.3 Amendment to Use of Proceeds Covenant. Section 5.08 of the Credit Agreement is hereby amended and restated as follows:

Section 5.08. Use of Proceeds. The proceeds of the Loans will be used only (a) to finance the working capital needs of the Borrowers and their respective Subsidiaries in the ordinary course of business consistent with past practices, (b) to refinance indebtedness of the Company on the Closing Date and to pay fees and expenses incurred in connection therewith, (c) to make Affiliate Loans to the extent permitted under Section 6.04(p), (d) to pay E2 Transaction Costs to the extent permitted under Section 6.09(l), and (e) for other general corporate purposes of the Borrowers (including, without limitation, to fund other investments and Restricted Payments permitted pursuant to Sections 6.04 and 6.08).

3.4 Amendment to Affiliate Loan Covenant. Section 6.04(p)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) the sum of (A) the aggregate outstanding principal amount of all Affiliate Loans plus (B) the aggregate amount of Accounts owing by WPC and/or any of WPC’s subsidiaries in respect of slab sales described in Section 6.09(k) shall not at any time exceed $20,000,000,

3.5 Amendment to Investment Covenant to Permit Payment of E2 Transaction Costs. Section 6.04 of the Credit Agreement is hereby amended to add the following new subsection (q) thereto:

(q) investments by the Company or any of its Subsidiaries in E2 Acquisition Corporation made after the Second Amendment Effective Date, provided that (i) the aggregate amount of all such investments does not exceed an amount equal to (A) $2,000,000, minus (B) the amount of all payments made pursuant to Section 6.09(l), (ii) the proceeds of such investments are used solely to pay E2 Transaction Costs and (iii) the Co-Collateral Agents shall have received a written summary of all E2 Transaction Costs being paid with the proceeds of such investments and approved such summary before such investments are made by the Company and/or its Subsidiaries;

3.6 Amendment to Slab Sales Covenant. Section 6.09(k) is hereby amended and restated in its entirety as follows:

(k) sales of slab steel by the Company or any of its Subsidiaries to WPC and/or any of WPC’s wholly-owned subsidiaries upon terms and conditions that are either (i) not more favorable to WPC or any of WPC’s wholly-owned subsidiaries than could be obtained on an arm’s length basis from unrelated third parties or (ii) approved in writing by the Administrative Agent; provided, however, that no such sale of slab steel by the Company or any of its Subsidiaries to WPC and/or any of WPC’s wholly-owned subsidiaries shall be permitted if immediately before and immediately after giving effect to such sale (A) the sum of (x) the aggregate outstanding principal amount of all Affiliate Loans plus (y) the aggregate amount of Accounts owing by WPC and/or any of WPC’s wholly-owned subsidiaries in respect of all sales of slab steel by the Company and/or any of its Subsidiaries to WPC and/or any of WPC’s subsidiaries shall at any time exceed $20,000,000, and/or (B) Aggregate Availability is less than $25,000,000; and

3.7 Amendment to Permit Payment of E2 Transaction Costs. Section 6.09 of the Credit Agreement is hereby amended to replace the period (.) at the end of subsection (k) with a comma (,) and to add the following new subsections (l) and (m) thereto:

(l) payment by the Company or any of its Subsidiaries of E2 Transaction Costs on or after the Second Amendment Effective Date, provided that (i) the aggregate amount of such E2 Transaction Costs paid by the Company and its Subsidiaries shall not exceed an amount equal to (A) $2,000,000, minus (B) the aggregate amount of all investments made pursuant to Section 6.04(q), and (ii) the Co-Collateral Agents shall have received a written summary of all E2 Transaction Costs being paid pursuant to this Section 6.09(l) and approved such summary before such payment is made by the Company and/or its Subsidiaries, and

(m) investments permitted by Section 6.04(q).

3.8 Amendment to Financial Covenant. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.12. Minimum Availability. The Borrowers shall maintain at all times Aggregate Availability of not less than $20,000,000.

3.9 Amendment to Add Covenants. Article VI of the Credit Agreement is hereby amended to add the following new Sections 6.16 and 6.17 thereto:

Section 6.16. Steel Purchases. Neither the Company nor any of its Subsidiaries shall purchase or agree to purchase any steel from ArcelorMittal, Mittal Steel Company N.V. or any of their respective subsidiaries or affiliates that is to be sold or transferred by the Company or any of its Subsidiaries to WPC or any of WPC’s wholly-owned subsidiaries pursuant to Section 6.09(k) if Aggregate Availability is less than $25,000,000 immediately before and after giving effect to such purchase and all payments made or owing by the Company and/or any of the Company’s Subsidiaries in connection therewith.

Section 6.17. Use of Proceeds. Without in any way limiting Section 5.08, no part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for (a) any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X, (b) the payment of any Transaction Costs in connection with any transaction that is not expressly permitted under Article VI of this Agreement, (c) the payment of any Esmark Transaction Costs or WPC Transaction Costs (except in the case of this clause (c) for those Esmark Transaction Costs and WPC Transaction Costs to which the Administrative Agent and the Lenders have consented in the Second Amendment), or (d) the payment of any E2 Transaction Costs other than those (i) to which the Administrative Agent and the Lenders have consented in the Second Amendment or (ii) that are expressly permitted under Section 6.09(l).

Section 4. Effectiveness. The amendments set forth above shall become effective on the date first written above (the “Second Amendment Effective Date”) if on or before such date the following conditions have been satisfied:

(a) this Amendment shall have been executed by the Borrowers, the Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b) the Guarantor Acknowledgment attached hereto shall have been executed by each Loan Guarantor, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

(c) the Borrowers shall have paid to the Administrative Agent, for the account of each Lender signing this Amendment on or prior to the date hereof, an amendment fee in an amount equal to the product of (i) 10 basis points times (ii) such Lender’s Commitment;

(d) the Administrative Agent shall have received an amendment, in form and substance satisfactory to the Lenders, to the WPC Revolving Credit Agreement executed by the Administrative Agent (as defined therein) and the requisite number of Lenders (as defined therein) required thereunder;

(e) the Borrowers shall have paid all legal fees and expenses of counsel (i) to the Administrative Agent (i.e., Jones Day) and (ii) to General Electric Capital Corporation (i.e., Winston & Strawn LLP), in each case, that have been invoiced on or prior to the date hereof; and

(f) the Administrative Agent shall have received such other documents as the Administrative Agent, the Co-Collateral Agents, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

Section 5. Representations and Warranties.

(a) Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) such Borrower has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of such Borrower have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof;

(iii) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the articles of incorporation or organization, bylaws or operating agreement of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(v) upon the execution and delivery of this Amendment by such Borrower, this Amendment shall constitute a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b) Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

Section 6. Waiver of Claims. Each of the Borrowers hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or the other Loan Documents (collectively, the “Released Matters”). Each Borrower hereby acknowledges that the agreements in this Section 14 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Borrower hereby represents and warrants to each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH BORROWER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH BORROWER WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

Section 7. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrowers, jointly and severally, agree to pay on demand all reasonable costs and expenses incurred by the Administrative Agent, the Co-Lead Arrangers and each of their Affiliates in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent, the Co-Collateral Agents, the Issuing Bank or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

Section 8. Agreements Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

Section 9. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq, but otherwise without regard to the conflict of laws provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

Section 12. JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

ESMARK STEEL SERVICE GROUP, INC.

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	President

SUN STEEL COMPANY LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

ELECTRIC COATING TECHNOLOGIES LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

GREAT WESTERN STEEL COMPANY LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

CENTURY STEEL COMPANY LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

Signature Page to

Amendment No. 2 to Credit Agreement

U.S. METALS & SUPPLY LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

MIAMI VALLEY STEEL SERVICE, INC.

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Director

NORTH AMERICAN STEEL LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

PREMIER RESOURCE GROUP LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

INDEPENDENT STEEL COMPANY LLC

By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard
Title:	Manager

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Co-Collateral Agent, Issuing Bank, Swingline Lender, and a Lender

By	/s/ JOSEPH J. VIRZI
Name:	Joseph J. Virzi
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and a Lender

By	/s/ MATTHEW N. MCALPINE
Name:	Matthew N. McAlpine
Title:	Duly Authorized Signatory

Signature Page to

Amendment No. 2 to Credit Agreement

GUARANTOR ACKNOWLEDGMENT

Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 2 to Credit Agreement, dated as of December 28, 2007 (the “Amendment”). Each of the undersigned specifically acknowledges the terms of and consent to the amendments set forth therein. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Loan Guaranty to which it is a party shall remain in full force and effect and be unaffected hereby.

Each of the undersigned hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or the other Loan Documents (collectively, the “Released Matters”). Each of the undersigned hereby acknowledges that the agreements in this Section 14 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the undersigned hereby represents and warrants to each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of any of the undersigned in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH OF THE UNDERSIGNED AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH OF THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH OF THE UNDERSIGNED WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

EACH OF THE UNDERSIGNED HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTOR ACKNOWLEDGEMENT, THE AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE UNDERSIGNED (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTOR ACKNOWLEDGMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

IN WITNESS WHEREOF, this Guarantor Acknowledgment has been duly executed by each of the undersigned as of the date first written above.

ESMARK REALTY LLC		U.S. METALS REALTY LLC

By	/s/ CRAIG T. BOUCHARD	By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard	Name:	Craig T. Bouchard
Title:	Manager	Title:	Manager

SUN STEEL REALTY LLC		MIAMI VALLEY REALTY LLC

By	/s/ CRAIG T. BOUCHARD	By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard	Name:	Craig T. Bouchard
Title:	Manager	Title:	Manager

CENTURY STEEL REALTY LLC		ISCO REALTY LLC

By	/s/ CRAIG T. BOUCHARD	By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard	Name:	Craig T. Bouchard
Title:	Manager	Title:	Manager

GREAT WESTERN REALTY LLC		ESMARK INCORPORATED (f/k/a Clayton Acquisition Corporation)

By	/s/ CRAIG T. BOUCHARD	By	/s/ CRAIG T. BOUCHARD
Name:	Craig T. Bouchard	Name:	Craig T. Bouchard
Title:	Manager	Title:	President

Signature Page to Guarantor Acknowledgment